497(e)
                                                                       333-72632



SUPPLEMENT DATED FEBRUARY 28, 2005
TO PROSPECTUSES FOR
MONY VARIABLE ANNUITY
MONY C VARIABLE ANNUITY
MONY L VARIABLE ANNUITY
MONY CUSTOM MASTER
MONY VARIABLE UNIVERSAL LIFE
MONY CUSTOM EQUITY MASTER
CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
CORPORATE SPONSORED VUL -- NY
CORPORATE STRATEGIES GROUP VUL


ISSUED BY
MONY LIFE INSURANCE COMPANY
MONY LIFE INSURANCE COMPANY OF AMERICA


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This Supplement modifies certain information contained in the current above-referenced Prospectuses and Statements of Additional Information (together the "Prospectus"). You should read this supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus.

Please note that effective on or about May 6, 2005, the EQ/Enterprise Total Return Portfolio will be renamed EQ/PIMCO Real Return Portfolio. Accordingly, the corresponding variable investment option is also renamed. The objective of the Portfolio will be as follows:


           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.







new/in-force(AR)                                          Cat. No. 134889 (2/05)
                                                                          x01044